SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NYMEX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 20, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2008 Notice and Proxy Statement and the 2007 Annual Report are available at http://www.proxyvote.com/.

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2008 to facilitate timely delivery.

To request proxy materials, including the Form of Proxy:     Internet: www.proxyvote.com    Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

NYMEX HOLDINGS, INC. ONE NORTH END AVENUE WORLD FINANCIAL CENTER NEW YORK, NY 10282-1101	NYMEX HOLDINGS, INC.
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting of stockholders as of March 24, 2008 is to be held on May 20, 2008 at 3:00 P.M. (Eastern Time) at:

NYMEX Headquarters

One North End Avenue

World Financial Center

New York, NY 10282-1101

MEETING DIRECTIONS

FROM WESTCHESTER:

Travel on I-87 South to New York City

Take exit 7N-S to merge onto Cross Bronx Expressway (I-95) South

Take exit I to merge onto Route 9A South

Turn right at Vesey Street

Turn left at North End Avenue

FROM LONG ISLAND:

Travel on I-495 West to New York City

Take exit toward Queens Midtown Tunnel

Turn right at E. 34TH Street

Turn left at I2TH Avenue/West Side Highway South

Turn right at Vesey Street

Turn left at North End Avenue

FORM NEW JERSEY VIA GEORGE WASHINGTON BRIDGE, LINCOLN OR HOLLAND TUNNELS:

Follow signs to West Side Highway (Route 9A) South

Travel south on West Side Highway

Turn right at Vesey Street

Turn left at North End Avenue

VIA NYC SUBWAY:

Take 1,2 or 3 train lines to Chambers Street station; travel west on Chambers Street; turn left at North End Avenue

Take A, C or E train lines to World Trade Center station; travel west on Vesey Street; turn left on North End Avenue

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Voting items

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE LISTED NOMINEES BELOW.
1.	Election of Class I Directors (terms expire in 2010):
Nominees:
	01) James Newsome	05) John McNamara
	02) Dennis Suskind	06) Stephen Ardizzone
	03) William Ford	07) A. George Gero
04) William Maxwell
Election of Class II Directors (terms expire in 2009):
08) Thomas Gordon
09) Howard Gabler

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE

FOLLOWING PROPOSAL.

2.	Ratification of appointment of KPMG LLP as NYMEX Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2008.

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